LORD ABBETT RESEARCH FUND, INC.

Lord Abbett Small Cap Value Fund

Supplement dated August 25, 2021 to the

Prospectus and Statement of Additional Information dated April 1, 2021,

as supplemented

The following changes are effective immediately:

The following table replaces the table in the subsection under “Small Cap Value Fund – Management – Portfolio Managers” on page 26 of the prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
John C. Hardy, Portfolio Manager	2018

The following paragraph replaces the fourth paragraph under “Management and Organization of the Funds – Portfolio Managers” on page 47 of the prospectus:

Small Cap Value Fund. John C. Hardy, Portfolio Manager, joined Lord Abbett in 2011. Mr. Hardy is primarily responsible for the day-to-day management of the Fund.

The following row replaces the applicable row of the corresponding table in the subsection titled “Portfolio Manager Information – Other Accounts Managed” on page 7-1 of the statement of additional information (“SAI”):

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Small Cap Value Fund
John C. Hardy	52	6,367.0	1	86.2	1,464	1,182.3[1]

1 Includes $471.9 million for which Lord Abbett provides investment models for managed account sponsors.

The following row replaces the applicable row of the corresponding table in the subsection titled “Portfolio Manager Information – Holdings of Portfolio Managers” beginning on page 7-1 of the SAI:

Ownership of Securities	Aggregate Dollar Range of Securities
Small Cap Value Fund
John C. Hardy	$100,001-$500,000

Please retain this document for your future reference.